Exhibit 99.2

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SIGNATURE SPECIAL EVENT SERVICES, INC.	Date Filed:	05/20/2009

Case Number:	09-15686	SIC Code:	339900

Month (or portion) covered by this report:	April 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	May 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☐	☐	☒

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☐	☒

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

	☐	☒	☐

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$284,853.60

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register. ]

TOTAL EXPENSES	-$	217,374.99

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)			$284,853.60

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		-$	217,374.99

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH
	PROFIT FOR THE MONTH		$67,478.61

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$45,614.80

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$897,588.23

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	24

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	25

PROFESSIONAL FEES

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH
(TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
	Case No.	09-15686
SIGNATURE SPECIAL EVENT SERVICES, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month April 1, 2009 to April 30, 2009

(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$104,804.67
Total Disbursements from Payroll Account	(Note 2)	+ $	$91,288.94
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$196,093.61

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of April 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$13,696	$—	$9,824	$—	$23,520
Accounts receivable - trade, net	764,846	2,469,532	428,072	—	3,662,451
Inventories, net	1,767,951	1,844,217	—	—	3,612,168
Income taxes receivable	542,410	—	—	—	542,410
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	570,239	387,968	125,213	—	1,083,419
Total current assets	3,659,142	4,701,717	2,805,108	—	11,165,967

PROPERTY, PLANT AND EQUIPMENT, NET	341,208	5,794,454	—	—	6,135,662

OTHER ASSETS
Intangible assets, net	229,951	39,728	—	—	269,679
Other	47,971	—	—	—	47,971
Total other assets	277,922	39,728	—	—	317,650

TOTAL ASSETS	$4,278,272	$10,535,899	$2,805,108	$—	$17,619,280

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$9,591,281	$—	$—	$—	$9,591,281
Accounts payable	1,594,788	2,079,155	1,567,224	—	5,241,167
Accrued expenses	1,466,621	607,449	914,617	—	2,988,687
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	38,684	—	—	17,141,976
Total current liabilities	29,755,981	2,798,052	2,481,842	—	35,035,875

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	279,619	—	—	279,619
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes	—	281,024	—	—	281,024
Total long-term liabilities	106,200	560,643	—	—	666,843

TOTAL LIABILITIES	29,862,181	3,358,695	2,481,842	—	35,702,718

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(52,888,075)	7,177,204	323,267	—	(45,387,604)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(25,583,910)	7,177,204	323,267	—	(18,083,438)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$4,278,272	$10,535,899	$2,805,108	$—	$17,619,280

*    Income taxes as of April 30, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended April 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$308,985	$2,348,116	$301,383	$—	$2,958,484

COST OF REVENUE	324,070	2,345,722	138,394	—	2,808,186

GROSS PROFIT	(15,086)	2,395	162,989	—	150,298

OPERATING EXPENSES
Selling, general and administrative expenses	764,243	115,642	172,116	—	1,052,001
Research and development expenses	40,824	—	—	—	40,824

Total operating expenses	805,067	115,642	172,116	—	1,092,824

OPERATING LOSS	(820,153)	(113,247)	(9,127)	—	(942,527)

INTEREST AND OTHER EXPENSE, NET	(159,762)	(1,816)	—	—	(161,577)

LOSS BEFORE INCOME TAXES	(979,914)	(115,063)	(9,127)	—	(1,104,104)

INCOME TAX (EXPENSE) BENEFIT *	—	—	—	—	—

NET LOSS	$(979,914)	$(115,063)	$(9,127)	$—	$(1,104,104)

*    Income tax (expense) benefit for April 2009 is pending.

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit B - Cash Receipts

April 1, 2009 through April 30, 2009

Deposit Date	Payor	Description	Amount

04/01/09	Oak Contracting Builders	Receivables Payment	$795.00
04/01/09	Frederick All Star Fusion, Inc.	Receivables Payment	1,000.00
04/02/09	Event Management Group, LLC	Receivables Payment	135,568.67
04/03/09	India International, LLC	Receivables Payment	1,500.00
04/06/09	Capitol Catering	Receivables Payment	960.64
04/06/09	Hargrove	Receivables Payment	699.90
04/06/09	Todd Shaffer	Receivables Payment	21,337.50
04/07/09	Purfoods, LLC	Receivables Payment	400.00
04/13/09	Aggreko LLC	Receivables Payment	320.00
04/13/09	Classic Party Rentals, Inc.	Customer Deposit	7,162.50
04/13/09	Honeywell @ NRL	Receivables Payment	376.00
04/14/09	Jet Propulsion Laboratory	Receivables Payment	2,221.29
04/14/09	Phillip Glover	Receivables Payment	270.00
04/15/09	Balfour Beatty Construction	Receivables Payment	16,500.00
04/17/09	Guest Services, Inc.	Receivables Payment	4,539.00
04/20/09	Capitol Catering	Receivables Payment	1,000.00
04/20/09	Select Rental Corp.	Receivables Payment	967.73
04/21/09	Purfoods, LLC	Receivables Payment	400.00
04/22/09	Memphis in May International Festival, Inc.	Receivables Payment	36,120.00
04/23/09	Conti Federal Services, Inc.	Receivables Payment	360.87
04/23/09	Jet Propulsion Laboratory	Receivables Payment	2,221.29
04/23/09	Hargrove	Customer Deposit	35,732.50
04/24/09	Hyatt Regency Grand Cypress	Receivables Payment	1,950.00
04/27/09	Capitol Catering	Receivables Payment	500.00
04/27/09	Gala Events	Receivables Payment	1,500.00
04/27/09	Eden Events	Receivables Payment	6,080.00
04/27/09	Honeywell @ NRL	Receivables Payment	274.28
04/30/09	Morgan Keller, Inc.	Receivables Payment	784.43
04/30/09	Aggreko LLC	Receivables Payment	3,312.00

	TOTAL CASH RECEIPTS		$284,853.60

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

04/01/09	AUSTIN CONVENTION CENTER	TRAVEL EXPENSE	$105.00
04/01/09	CLARION SUITES	TRAVEL EXPENSE	315.88
04/01/09	CLARION SUITES	TRAVEL EXPENSE	315.88
04/01/09	EAST PATRICK LIBERTY	FUEL	47.00
04/01/09	FRANKLIN TRAILORS INC	AUTO REPAIR/MAINTENANCE	78.23
04/01/09	FREEMAN - SAN ANTONIO	EQUIPMENT REPAIR/MAINTENANCE	725.92
04/01/09	HIGHS	FUEL	45.62
04/01/09	NORTHEASTERN SUPPLY	EQUIPMENT REPAIR/MAINTENANCE	57.09
04/01/09	THE HOME DEPOT	JOB SUPPLIES	109.88
04/02/09	ANYTHINGTRUCK.COM	AUTO REPAIR/MAINTENANCE	62.81
04/02/09	BB&T Financial, FSB	CREDIT ON FRAUDULENT CHARGE	(69.62)
04/02/09	FLORIDA RECYCLING	TRASH REMOVAL (PRE-PETITION)	3,980.38	(1)
04/02/09	HOBART CORP BALTIMORE	EQUIPMENT REPAIR/MAINTENANCE	136.30
04/02/09	KOONS FORD	AUTO REPAIR/MAINTENANCE	22.17
04/02/09	THE HOME DEPOT	JOB SUPPLIES	81.29
04/02/09	WAL-MART	JOB SUPPLIES	7.79
04/03/09	BB&T Financial, FSB	CREDIT CARD PAYMENT	35.00
04/03/09	CABLEORGANIZER	JOB SUPPLIES	40.83
04/03/09	COLUMBIA AUTO SUPPLY	AUTO REPAIR/MAINTENANCE	68.38
04/03/09	COLUMBIA AUTO SUPPLY	AUTO REPAIR/MAINTENANCE	17.86
04/03/09	HUSKY OIL CO. LLC	FUEL	1,020.33
04/03/09	OASIS	FUEL	84.00
04/03/09	SHEETZ	FUEL	41.25
04/03/09	SHELL OIL	FUEL	80.01
04/03/09	SUNOCO SVC STATION	FUEL	30.01
04/03/09	THE HOME DEPOT	JOB SUPPLIES	86.50
04/03/09	THE HOME DEPOT	JOB SUPPLIES	92.19
04/05/09	HOTELS.COM	TRAVEL EXPENSE	399.64
04/05/09	HOTELS.COM	TRAVEL EXPENSE	399.64
04/05/09	HOTELS.COM	TRAVEL EXPENSE	399.64
04/05/09	LEXINGTON CITGO	FUEL	43.00
04/05/09	LOW COUNTRY DIESEL INC	FUEL	331.46
04/05/09	SANTE GENERAL STORE	FUEL	87.20
04/05/09	SHELL OIL	FUEL	68.00
04/05/09	THE HOME DEPOT	JOB SUPPLIES	72.52
04/06/09	FEDEX	COURIER SERVICES	45.20
04/06/09	QUALITY INN & SUITES	TRAVEL EXPENSE	84.87
04/06/09	WELD WORLD INC.	EQUIPMENT REPAIR/MAINTENANCE	117.13
04/07/09	Choptank Transport Inc.	CONTRACT DELIVERY	4,220.00
04/08/09	1332 Londontown Road, LLC	RENT	20,204.42
04/09/09	BB&T Financial, FSB	CREDIT CARD PAYMENT	37,770.98
04/09/09	BB&T Financial, FSB	CREDIT CARD PAYMENT	87.44
04/09/09	DSLSPEC.COM	EQUIPMENT REPAIR/MAINTENANCE	78.56
04/09/09	FEDEX KINKO’S	COURIER SERVICES	55.65
04/09/09	HIGHS	FUEL	31.78
04/09/09	HIGHS	FUEL	36.00
04/09/09	HIGHS	FUEL	15.00
04/10/09	ADP	PAYROLL FEES	229.35
04/10/09	CHAMPIONS REST & SPTS BAR	TRAVEL EXPENSE	28.10
04/10/09	CHIPS TOWING	CONTRACT DELIVERY	1,300.00
04/10/09	CHIPS TOWING	CONTRACT DELIVERY	1,175.00
04/10/09	ELDERSBURG LAWN MOWER SALES	EQUIPMENT REPAIR/MAINTENANCE	60.00
04/10/09	IRON CACTUS	TRAVEL EXPENSE	32.85

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

04/10/09	MANNING TRAVEL CENTER	FUEL	42.00
04/10/09	PARTS TOWN LLC	EQUIPMENT REPAIR/MAINTENANCE	50.95
04/12/09	BUDGET RENT-A-CAR	TRAVEL EXPENSE	356.70
04/12/09	COLUMBIA AUTO SUPPLY	AUTO REPAIR/MAINTENANCE	230.40
04/12/09	COLUMBIA AUTO SUPPLY	AUTO REPAIR/MAINTENANCE	9.98
04/12/09	COMFORT INN-MANNING	TRAVEL EXPENSE	71.67
04/12/09	ELDERSBURG AMOCO	FUEL	30.00
04/12/09	EXXONMOBIL	FUEL	42.50
04/12/09	EXXONMOBIL	FUEL	11.90
04/12/09	LOWES	JOB SUPPLIES	39.69
04/12/09	MESA RANCH	TRAVEL EXPENSE	19.78
04/12/09	PARKING CO OF AMERICA	TRAVEL EXPENSE	35.00
04/12/09	PARKING CO OF AMERICA	TRAVEL EXPENSE	35.00
04/12/09	PARTS TOWN LLC	EQUIPMENT REPAIR/MAINTENANCE	100.53
04/12/09	SHELL OIL	FUEL	45.91
04/12/09	THE HOME DEPOT	JOB SUPPLIES	194.66
04/12/09	THE HOME DEPOT	JOB SUPPLIES	25.25
04/12/09	WW GRAINGER	JOB SUPPLIES	21.09
04/12/09	WW GRAINGER	JOB SUPPLIES	17.50
04/12/09	WW GRAINGER	JOB SUPPLIES	210.97
04/13/09	7-ELEVEN	FUEL	39.11
04/13/09	AIRECO SUPPLY INC	JOB SUPPLIES	14.03
04/13/09	BARE TRUCK CENTER INC	AUTO REPAIR/MAINTENANCE	33.64
04/13/09	BRIDGE STREET	TRAVEL EXPENSE	3,441.38
04/13/09	BRIDGE STREET	TRAVEL EXPENSE	4,178.81
04/13/09	COPY POST	OFFICE SUPPLIES	287.17
04/13/09	DAYS INN	TRAVEL EXPENSE	793.65
04/13/09	KANGAROO EXPRESS	FUEL	433.01
04/13/09	PAPPADEAUX SEAFOOD KITCHEN	TRAVEL EXPENSE	105.82
04/14/09	ADP	NET PAYROLL	26,494.57
04/14/09	ADP	PAYROLL TAXES	10,969.20
04/14/09	BJ WHOLESALE	OFFICE SUPPLIES	227.85
04/14/09	EXPRESS SHOPEE	FUEL	34.54
04/14/09	FASTOP FOOD MART	FUEL	39.95
04/14/09	HOLIDAY INN EXPRESS	TRAVEL EXPENSE	111.95
04/14/09	NORTHEASTERN SUPPLY	EQUIPMENT REPAIR/MAINTENANCE	97.81
04/15/09	AMERICAN FUNDS	401K	2,368.75
04/15/09	BB&T Merchant Services	BANK FEES	15.00
04/15/09	COMFORT INNS	TRAVEL EXPENSE	78.87
04/15/09	ELDERSBURG LAWN MOWER SALES	EQUIPMENT REPAIR/MAINTENANCE	30.00
04/15/09	FLEETPRIDE 80	AUTO REPAIR/MAINTENANCE	74.60
04/15/09	FRANINA RESTAURANT INC	TRAVEL EXPENSE	52.00
04/15/09	HOBART CORP BALTIMORE	EQUIPMENT REPAIR/MAINTENANCE	107.45
04/15/09	MARATHON OIL	FUEL	31.77
04/15/09	PMI BWI DAILY A GARAGE	TRAVEL EXPENSE	10.00
04/15/09	SOUTHWEST AIR	TRAVEL EXPENSE	269.20
04/15/09	SUMMERFIELD MARKET	TRAVEL EXPENSE	52.56
04/15/09	SUNOCO SVC STATION	FUEL	33.30
04/15/09	TA #142 RICHMOND VA	FUEL	28.47
04/15/09	TA #142 RICHMOND VA	FUEL	499.18
04/15/09	THE HOME DEPOT	JOB SUPPLIES	26.47
04/16/09	CHIPS TOWING	CONTRACT DELIVERY	1,175.00
04/16/09	CHIPS TOWING	CONTRACT DELIVERY	8,975.00

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

04/16/09	DOLLAR RENT A CAR PVD	TRAVEL EXPENSE	86.20
04/16/09	NORTHEASTERN SUPPLY	EQUIPMENT REPAIR/MAINTENANCE	21.28
04/16/09	S & S TIRE SERVICE INC	AUTO REPAIR/MAINTENANCE	418.51
04/16/09	SAFELITE/ELITE/AGS	AUTO REPAIR/MAINTENANCE	190.93
04/16/09	SHELL OIL	FUEL	68.16
04/16/09	SUNOCO SVC STATION	FUEL	50.01
04/16/09	SUNOCO SVC STATION	FUEL	65.00
04/16/09	SUNOCO SVC STATION	FUEL	27.70
04/16/09	SUNOCO SVC STATION	FUEL	13.00
04/17/09	ADP	PAYROLL FEES	179.00
04/17/09	BB&T Merchant Services	BANK FEES	55.07
04/17/09	COLUMBIA AUTO SUPPLY	AUTO REPAIR/MAINTENANCE	328.55
04/17/09	FAIRFIELD INN-SYOSSET	TRAVEL EXPENSE	161.86
04/17/09	KANGAROO EXPRESS	FUEL	5.00
04/17/09	KANGAROO EXPRESS	FUEL	31.46
04/17/09	RELIABLE EQUIPMENT RENTAL	JOB SUPPLIES	374.25
04/17/09	SUNOCO SVC STATION	FUEL	77.84
04/17/09	SUNOCO SVC STATION	FUEL	52.79
04/17/09	THE HOME DEPOT	JOB SUPPLIES	135.62
04/17/09	THE HOME DEPOT	JOB SUPPLIES	135.54
04/17/09	THE HOME DEPOT	JOB SUPPLIES	7.28
04/19/09	CLARION SUITES	TRAVEL EXPENSE	157.94
04/19/09	CLARION SUITES	TRAVEL EXPENSE	157.94
04/19/09	COLUMBIA AUTO SUPPLY	AUTO REPAIR/MAINTENANCE	89.08
04/19/09	EXXONMOBIL	FUEL	22.61
04/19/09	EXXONMOBIL	FUEL	63.68
04/19/09	E-ZPASS MD REBILL	TRAVEL EXPENSE	165.00
04/19/09	HOLIDAY INN EXP SOUTHSIDE	TRAVEL EXPENSE	181.26
04/19/09	JESSE JAMES PERFORMANCE	AUTO REPAIR/MAINTENANCE	35.00
04/19/09	PARTS TOWN LLC	EQUIPMENT REPAIR/MAINTENANCE	182.10
04/19/09	PILOT	FUEL	32.05
04/19/09	PILOT	FUEL	41.89
04/19/09	PILOT	FUEL	36.85
04/19/09	SHELL OIL	FUEL	30.00
04/19/09	SHELL OIL	FUEL	67.63
04/19/09	SOUTH MAIN BP	FUEL	39.52
04/19/09	SOUTH MAIN BP	FUEL	41.66
04/19/09	SOUTH MAIN BP	FUEL	25.00
04/19/09	SUNOCO SVC STATION	FUEL	56.10
04/19/09	SUNOCO SVC STATION	FUEL	38.50
04/19/09	SUNOCO SVC STATION	FUEL	57.85
04/19/09	SUNOCO SVC STATION	FUEL	69.00
04/19/09	SUNOCO SVC STATION	FUEL	35.00
04/19/09	THE HOME DEPOT	JOB SUPPLIES	35.32
04/19/09	UPS	CONTRACT DELIVERY	508.74
04/20/09	DELIMART	FUEL	68.60
04/20/09	DELIMART	FUEL	18.02
04/20/09	Flying J Diesel Inside	FUEL	499.95
04/20/09	HERSHEY TIRE COMPANY	AUTO REPAIR/MAINTENANCE	169.90
04/20/09	HOWARD JOHNSON	TRAVEL EXPENSE	59.40
04/20/09	HOWARD JOHNSON	TRAVEL EXPENSE	59.40
04/20/09	HOWARD JOHNSON	TRAVEL EXPENSE	59.40
04/20/09	QUALITY INN	TRAVEL EXPENSE	73.87

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

04/20/09	STANDARD ELECTRIC	TRADE VENDOR	13,000.00	(2)
04/20/09	VENHOFF PLUMBING	EQUIPMENT REPAIR/MAINTENANCE	345.00
04/21/09	AMERICAN FUNDS	401K	2,244.00
04/21/09	BB&T Bank	BANK FEES	251.03
04/21/09	BB&T BANK	BANK FEES	69.37
04/21/09	LOWES	JOB SUPPLIES	119.77
04/22/09	COMFORT INN DUBLIN	TRAVEL EXPENSE	269.38
04/22/09	HOLIDAY INN EXP SOUTHSIDE	TRAVEL EXPENSE	393.12
04/22/09	LOWES	JOB SUPPLIES	454.72
04/22/09	LOWES	JOB SUPPLIES	487.20
04/22/09	LOWES	JOB SUPPLIES	104.31
04/22/09	LOWES	JOB SUPPLIES	100.16
04/22/09	RIVERSIDE GRILL	TRAVEL EXPENSE	58.01
04/22/09	RIVERSIDE GRILL	TRAVEL EXPENSE	100.00
04/22/09	RIVERSIDE GRILL	TRAVEL EXPENSE	41.87
04/22/09	THE HOME DEPOT	JOB SUPPLIES	51.85
04/23/09	COMFORT INNS	TRAVEL EXPENSE	62.25
04/23/09	ELDERSBURG LAWN MOWER SALES	EQUIPMENT REPAIR/MAINTENANCE	60.00
04/23/09	EXXONMOBIL	FUEL	43.00
04/23/09	FEDEX KINKO’S	COURIER SERVICES	30.52
04/23/09	LOVES COUNTRY	FUEL	499.97
04/23/09	TARGET	JOB SUPPLIES	25.57
04/24/09	ADP	PAYROLL FEES	279.45
04/24/09	AUTOZONE	AUTO REPAIR/MAINTENANCE	4.19
04/24/09	COMFORT INN DUBLIN	TRAVEL EXPENSE	639.03
04/24/09	COMFORT INN DUBLIN	TRAVEL EXPENSE	634.54
04/24/09	COMFORT INN DUBLIN	TRAVEL EXPENSE	634.54
04/24/09	COMFORT INN DUBLIN	TRAVEL EXPENSE	278.61
04/24/09	LOVES COUNTRY	FUEL	472.01
04/24/09	LOWES	JOB SUPPLIES	103.68
04/24/09	LOWES	JOB SUPPLIES	307.38
04/24/09	OFFICE DEPOT	OFFICE SUPPLIES	6.87
04/24/09	RIVERSIDE GRILL	TRAVEL EXPENSE	5.87
04/24/09	THE HOME DEPOT	JOB SUPPLIES	42.28
04/24/09	THE HOME DEPOT	JOB SUPPLIES	19.48
04/26/09	DUBLIN LIBERTY	FUEL	22.83
04/26/09	DUBLIN LIBERTY	FUEL	117.94
04/26/09	LAUREL XTRA MART	FUEL	77.14
04/26/09	MARATHON OIL	FUEL	50.00
04/26/09	OFFICE DEPOT	OFFICE SUPPLIES	48.05
04/26/09	OFFICE DEPOT	OFFICE SUPPLIES	42.02
04/26/09	SHELL OIL	FUEL	37.90
04/26/09	SHELL OIL	FUEL	63.51
04/26/09	THE HOME DEPOT	JOB SUPPLIES	28.37
04/26/09	THE HOME DEPOT	JOB SUPPLIES	96.61
04/26/09	USAIRWAYS	TRAVEL EXPENSE	386.40
04/27/09	CHIPS TOWING	CONTRACT DELIVERY	1,410.00
04/28/09	RIVERSIDE GRILL	TRAVEL EXPENSE	100.00
04/29/09	7-ELEVEN	FUEL	36.50
04/29/09	ADP	NET PAYROLL	33,533.28
04/29/09	ADP	PAYROLL TAXES	14,921.97
04/29/09	BOB’S AUTO BODY	AUTO REPAIR/MAINTENANCE	400.00
04/29/09	WEIGELS	FUEL	40.56

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

04/30/09	HAMPTON INNS	TRAVEL EXPENSE	103.14
04/30/09	NAPA AUTO PARTS	AUTO REPAIR/MAINTENANCE	177.51
04/30/09	PARTS TOWN LLC	EQUIPMENT REPAIR/MAINTENANCE	58.94
04/30/09	THE HOME DEPOT	JOB SUPPLIES	6.98

		TOTAL APRIL 2009 EXPENSES	$217,374.99

(1) Creditor charged credit card account on April 1, 2009 in payment of prepetition debt.

(2) Paid out of bank account of TVI Corporation (Case No. 09-15677).

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit D - Money Owed

April 30, 2009

Vendor Name	Due Date	Purpose	Amount

1332 Londontown Road, LLC	current	Utilities	$3,151.29
Advance Business Systems	current	Trade	86.68
Brave New Markets, Inc.	current	Trade	5,122.24
BB&T Financial, FSB	current	Credit Cards	9,745.56
Con-way Freight, Inc.	current	Trade	727.50
CoolerSmart USA LLC	current	Trade	78.34
Fire Tech Services, Inc.	current	Trade	1,040.77
MCI	current	Utilities	92.00
Konica Minolta Business Solutions	current	Trade	237.83
National Pen Company	current	Trade	378.90
Sprint	current	Utilities	1,607.24
Paul V. Dargis	current	Trade	1,075.25
Pitney Bowes Global Financial Services LLC	current	Trade	775.18
Select Event Rentals	current	Trade	2,992.50
Show Your Logo	current	Trade	1,011.43
Standard Electric Company, Inc	current	Trade	12,058.43
Bridgewater Tech., Inc. dba Trystar	current	Trade	2,347.16
Verizon	current	Utilities	363.05
Weld World Inc	current	Trade	123.45
Wynne Systems, Inc.	current	Utilities	2,600.00

Total Amount Due:			$45,614.80

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit E - Accounts Receivables as of 4/30/09

Customer Name	Current	31 - 60 Days	61 - 90 Days	91 - 120 Days	121 and Over	Balance

AFFORDABLE & LUXURY TENTS	$0.00	$0.00	$0.00	$0.00	$32,679.00	$32,679.00
AGGREKO INC GLEN BURNIE MD	$1,656.00	$1,656.00	$0.00	$0.00	$0.00	$3,312.00
ALL OCCASIONS PARTY RENTAL	$10,125.00	$0.00	$0.00	$0.00	$0.00	$10,125.00
ANCHORED PRODUCTIONS	$0.00	$(25.00)	$1,630.00	$0.00	$0.00	$1,605.00
ARAMARK-PHILADELPHIA,PA	$0.00	$0.00	$0.00	$415.30	$636.79	$1,052.09
AUGUSTA NATIONAL GOLF CLUB	$27,687.32	$0.00	$0.00	$0.00	$0.00	$27,687.32
AZTEC RENTS & SALES INC	$0.00	$0.00	$0.00	$0.00	$1,126.83	$1,126.83
BALFOUR BEATTY CONSTRUCTION	$18,150.00	$0.00	$0.00	$0.00	$0.00	$18,150.00
CAPITOL CATERING	$0.00	$0.00	$535.00	$0.00	$0.00	$535.00
CHARLETON TENNIS LLC	$15,723.65	$0.00	$0.00	$0.00	$0.00	$15,723.65
CLEAR SPAN TENTS, INC.	$0.00	$0.00	$0.00	$0.00	$5,070.00	$5,070.00
COMPASS GROUP - DISASTER RELIEF	$0.00	$0.00	$0.00	$0.00	$15,371.00	$15,371.00
CONOCO PHILLIPS	$27,761.15	$15,005.55	$27,761.15	$0.41	$16,852.53	$87,380.79
CONTI FEDERAL SERVICES, INC	$1,289.63	$0.00	$0.00	$0.00	$0.00	$1,289.63
DAVID DAVIS	$0.00	$0.00	$0.00	$2,289.48	$0.00	$2,289.48
ELEGANT FARE	$0.00	$0.00	$0.00	$0.00	$635.48	$635.48
EUE SCREEN GEMS STUDIO	$0.00	$0.00	$0.00	$0.00	$500.00	$500.00
EVANS EVENT SOLUTIONS	$0.00	$0.00	$0.00	$0.00	$1,471.35	$1,471.35
EVENT MANAGEMENT GROUP, LLC	$32,523.75	$65,790.00	$0.00	$0.00	$0.00	$98,313.75
EVENT PARTNERS LLC	$0.00	$0.00	$0.00	$0.00	$12,593.79	$12,593.79
FORT BRAGG	$0.00	$0.00	$0.00	$0.00	$56,621.22	$56,621.22
FREDERICK ALL STAR FUSION	$0.00	$0.00	$0.00	$0.00	$3,823.97	$3,823.97
GALA EVENTS, INC.	$0.00	$0.00	$0.00	$0.00	$13,963.67	$13,963.67
HANK PARKERS RENTAL	$0.00	$0.00	$0.00	$0.00	$9,660.98	$9,660.98
INDIA INTERNATIONAL LLC	$0.00	$0.00	$0.00	$1,816.80	$0.00	$1,816.80
ISP SPORTS MARKETING/UCF	$0.00	$0.00	$0.00	$0.00	$7,987.33	$7,987.33
JET PROPULSION LABORATORY	$2,241.81	$2,221.29	$0.00	$0.00	$0.00	$4,463.10
JOE REIMER	$0.00	$0.00	$0.00	$0.00	$4,227.03	$4,227.03
KARL’S EVENT RENTALS	$44,901.05	$39,635.45	$39,817.55	$12,460.15	$14,864.15	$151,678.35
KINGS COUNTRY CLUB	$9,201.25	$9,116.25	$2,348.75	$0.00	$0.00	$20,666.25
MORGAN KELLER INC	$784.43	$0.00	$0.00	$0.00	$0.00	$784.43
NBC NIGHTLY NEWS	$0.00	$0.00	$0.00	$0.00	$8,417.32	$8,417.32
OAK CONTRACTING, LLC	$795.00	$0.00	$0.00	$0.00	$0.00	$795.00
PAGEANTRY	$0.00	$0.00	$0.00	$0.00	$24,421.48	$24,421.48
PARTY PERFECT	$0.00	$0.00	$0.00	$0.00	$14,812.60	$14,812.60
PARTYLINE EVENTS	$0.00	$0.00	$0.00	$0.00	$6,745.63	$6,745.63
PREMIER PARTY RENTALS	$0.00	$0.00	$0.00	$0.00	$11,873.25	$11,873.25
PURFOOD, LLC	$0.00	$0.00	$0.00	$0.00	$173,920.00	$173,920.00
RENTAL SOLUTIONS LLC	$660.00	$0.00	$0.00	$0.00	$0.00	$660.00
SELECT EVENT RENTALS	$2,000.00	$0.00	$0.00	$0.00	$0.00	$2,000.00
SUNBELT RENTALS - LAURAL MD	$0.00	$300.00	$0.00	$0.00	$300.00	$600.00
SYSCO FOOD SERVICES	$0.00	$3,070.88	$0.00	$0.00	$0.00	$3,070.88
TENTS FOR RENT	$0.00	$0.00	$0.00	$0.00	$4,359.13	$4,359.13
THE INN AT BLUE RIDGE SUMMIT	$0.00	$0.00	$0.00	$0.00	$2,500.00	$2,500.00
THE TINY KITCHEN, INC.	$2,194.20	$0.00	$0.00	$0.00	$0.00	$2,194.20
TOMS FARMS LLC	$0.00	$0.00	$0.00	$0.00	$2,225.00	$2,225.00
UCF ATHLETICS	$0.00	$0.00	$0.00	$0.00	$715.00	$715.00
VERRILL FARMS LLC	$20,299.65	$0.00	$0.00	$0.00	$0.00	$20,299.65
WALT DISNEY WORLD	$0.00	$0.00	$0.00	$0.00	$4,786.50	$4,786.50
WILLIAMS SCOTSMAN, INC.	$588.30	$0.00	$0.00	$0.00	$0.00	$588.30

Grand Totals	$218,582.19	$136,770.42	$72,092.45	$16,982.14	$453,161.03	$897,588.23

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

April 1, 2009 through April 30, 2009

	Projections	Actual	Variance

Cash Receipts	$2,498,280	$2,004,052	$(494,228)

Cash Disbursements:

Compensation and benefits	723,374	663,938	59,436
Facility costs	189,000	125,057	63,943
Other expenses	505,216	356,040	149,176
Vendor payments	1,771,162	895,101	876,061
Sales tax payments	—	—	—
Interest expense	121,914	—	121,914
Critical vendor payments	182,500	15,000	167,500
Bank fees and expenses	73,998	2,895	71,103
Chapter 11 expenses	400,000	—	400,000
Total disbursements	3,967,164	2,058,031	1,909,133
Net Cash Use	$(1,468,884)	$(53,980)	$1,414,905

(1)	Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:
Safety Tech International, Inc. (Case No. 09-15684)
Signature Special Event Services, Inc. (Case No. 09-15686)
CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.

As of April 30, 2009, TVI Corporation and its subsidiaries were in compliance with these tests.